Exhibit 32.1

CERTIFICATIONS OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-QSB of eOn Communications Corporation (“Registrant”) I, David S. Lee, Chief Executive Officer of Registrant , certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Dated: June 13, 2007	/s/ David S. Lee
David S. Lee
Chief Executive Officer

In connection with this quarterly report on Form 10-QSB of eOn Communications Corporation (“Registrant”) I, Stephen R. Bowling, Chief Financial Officer of Registrant , certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Dated: June 13, 2007	/s/ Stephen R. Bowling
Stephen R. Bowling
Chief Financial Officer